Exhibit 99.1

Accelerating the Transition to All - Electric and Net Zero Carbon Future August 2024 Nasdaq: CNTM

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "could," "would," "expect," "plan," "anticipate," "intend," "believe," "estimate," "continue," "project" or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control.

In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the following risk factors:

- the Company operates in the early-stage market of decarbonization, electrification, and energy efficiency ("DE2") adoption, has a history of losses and expects to incur significant ongoing expenses;
- the Company's management has no experience in operating a public company;
- the Company has identified material weaknesses in its internal control over financial reporting and if it is unable to remediate these material weaknesses, or if the Company identifies additional material weaknesses in the future or otherwise fails to maintain an effective internal control over financial reporting, this may result in material misstatements of the Company's consolidated financial statements or cause the Company to fail to meet its periodic reporting obligations;
- the Company's growth strategy depends on the widespread adoption of DE2 Services;
- if the Company cannot compete successfully against other DE2 Service Providers, it may not be successful in developing its operations and its business may suffer;
- with respect to providing electricity on a price-competitive basis, solar systems face competition from traditional regulated electric utilities, from less-regulated third party energy service providers and from new renewable energy companies;
- the Company's market is characterized by rapid technological change, which requires it to continue to develop new products and product innovations. Any delays in such development could adversely affect market adoption of its products and its financial results;
- developments in alternative technologies may materially adversely affect demand for the Company's offerings; and
- the possibility that we may be adversely affected by other economic, business or competitive factors and may not be able to manage other risks and uncertainties set forth in section entitled "Risk Factors," in our filings with the SEC from time to time.

We caution you that the foregoing list does not contain all of the risks or uncertainties that could affect the Company

ConnectM

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ConnectM Overview 3 ConnectM electrifies homes, businesses, and transportation with clean energy that is reliable, and affordable to power a more sustainable planet for us all. Large Addressable Market of $2 Trillion in US Residential and Commercial Energy Expenditure ¹ AI Enabled Energy Intelligence Network Platform for all - electric OEMs, Distributors, and Service Providers • Powerful proprietary IoT platform to streamline All - electric equipment install, repair, and services • Powerful automation for maximum customer LTV realization Proven Platform - 66,000 customers and 25 White Label OEM integrations Every day, the platform ² : • Electrifies 78 MW of energy ² replacing fossil fuel use • Sequesters 60 MT of Co2 ² • Runs 224,349 green miles ² , eliminating 9,980+ gallons of fossil fuel Asset Light and Capital Efficient – Potential High Return on Invested Capital (ROIC) while ensuring organic growth • Revenue has ramped from $2M in 2020 to ~$20M in 2023 through organic growth and acquisitions Named in Inc. 5000 America's Fastest Growing Private Companies ³ • 2024 ( 1,200 % revenue growth between 2021 - 2023 ) Rank#: 104 • 2023 ( 916 % revenue growth between 2020 - 2022 ) Rank#: 636 • 2022 ( 822 % revenue growth between 2019 - 2021 Rank#: 772 ¹Source: EIA.gov and U.S. Census ²Source: ConnectM operating data ³Source: Inc.com

Energy Consumption in US Homes is Staggering - $2 Trillion Per Year 4 Average Household* in KWh Equivalent* Pounds of CO 2 Electricity 10,720 9,862 Transportation Fuel 35,069 20,386 Space Heating 34,613 17,267 Water Heating 9,263 4,333 Other Heating/Cooking etc 2,166 999 Total 91,831 52,847 130 Million homes* Energy usage* : 12,000 GwH Co 2 emission* : 3.1 Giga Tons Total cost : $2.1 Trillion* Equipment purchase Operating expenditure : $845 billion : $1.27 trillion *Source: data compiled from EIA.gov and U.S. Census reports

Today Electrification is Complex Resulting in a Poor Customer Electrification Experience 5 Incentives Utilities Finance Plumbing Solar HVAC Multiple Uncorrelated Contacts 1. Customer deals with multiple service providers 2. No integrated roadmap for multi - year electrification experience 3. No measurement and verification of spend vs. outcome 4. Different all - electric assets don’t talk to each other. Lack of integration results in energy and efficiency loss. Customer

Energy Intelligence Network 6 Customer Assessment, Planning, Rebates, Financing, Incentives Energy Efficiency Heating & Cooling Solar, Storage, EV Charger Value Proposition 40%+ Cost* Savings Data Analytics and AI optimize energy use and equipment use 75%+ reduction in carbon footprint* Unified interface for Connected Operation The ConnectM Platform A Differentiated All - inclusive Smart Solution Single point of contact Excellent Customer Experience Source: ConnectM data based on detailed calculations in its Impact Scorecard

ConnectM Energy Intelligence Network 7 “White Label” Network Integration with Market Leading OEMs and Service Providers Fleet Home/ Building Electrification OEMs Battery Heat Pump Water Heater Ebike 3 - Wheeler 2 - Wheeler 4 - Wheeler Solar Connected Operations Service Providers IoT Platform IoT Connectivity Intelligent Edge Business Solutions Command Center AI/ML

KEY COMPETITIVE ADVANTAGE: Energy Intelligence Network – The ConnectM Platform 8 An integrated Platform for Energy Efficiency, Electrification and Decarbonization Technology Platform • Single app - based interface for customers to engage with ConnectM • Electrification and Decarbonization MV & Dashboards • Integrated, intuitive, and all digital marketing and lead management • Service Delivery Platform for install, service, warranty/claim • Consolidation of sales operations, vendors, insurance, fleet management/fuel expenses, payroll, benefits Network Growth Effect • Strategic advertising relationship with OEMs, Distributors, and channels to drive ConnectM brands • Long term and AI - driven customer engagement and customer management system • Cross sales of unified energy management and whole home electrification plan for customers IoT Platform IoT Connectivity Intelligent Edge Business Solutions Command Center AI/ML

Proven Platform

As of June 30, 2024*

119M miles Cumulative AI data	**61,584** Metric Tons Cumulative CO_2 saving
87 GWh Electrification	**3M+** Gallons Cumulative fuel saving

1. 66,000+ Install base
2. 8,385+ Yearly Active Customers
3. 14,500+ Network Vehicles
4. 25+ OEM Integrations

10+
Patents Granted

Proven platform with scalability and reliability

Passed rigorous security and vulnerability tests by industry leading vendors

Supports multiple asset classes including

- Furnaces
- Air Conditioning
- Water Heaters
- Thermostats
- Chillers
- Zoning/IAQ
- Thermal cooling/UPS
- EVs (2, 3, & 4 wheel)

*Source: ConnectM operating data

ConnectM

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Sales and Distribution of Energy Intelligence Network ConnectM OEM Partners Electrification Service Providers ConnectM Clusters and Communities Online Customers 10 Customers buy Energy Intelligence Network products and services through following channels:

ConnectM Management Team 11 Bhaskar Panigrahi Chairman & CEO Girish Subramanya CTO & Managing Director, India Mahesh Choudhury VP, U.S. Operations Kevin Stateham VP, Sales & Corporate Development Business management expertise in Technology and Electrification Sector Bala Padmakumar Vice Chairman of the Board, Corporate Development Vivek Soni Chairman of Advisory Board, Business Development and Partnerships

Financial Overview 12 Impressive Revenue Growth over last five years Year Ended December 31 Statements of Operations and Comprehensive Loss Data H1, 2024 - Unaudited 2023 2022 2021 2020 Revenues $ 11,224,316 $ 19,972,239 $ 15,441,315 $ 4,338,045 $ 2,077,5724 Cost and Expenses Cost of Services 6,828,498 14,934,962 11,404,224 3,445,559 2,206,710 Selling, General and Administrative 6,873,101 12,320,295 7,315,381 4,257,132 2,169,486 Loss on Impairment 405,658 181,853 589,299 — — Loss from Operations (2,864,032) (7,464,871) (3,867,589) (3,364,646) (2,298,675) Other Expenses (1,956,626) (1,733,983) (216,400) (153,661) (522,006) Loss Before Provision for Income Taxes (4,820,658) (9,198,854) (4,083,989) (3,518,307) (2,896,648) Provision for Income Taxes — — 541,406 — — Net Loss (4,820,658) (9,198,854) (3,542,583) (3,518,307) (2,896,648) CNTM’s first quarterly financial report as a public company in November 2024

Thank you Nasdaq: CNTM